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CUSIP No. 013810150                    13G                     Page 7 of 7 pages


                                   EXHIBIT A

              SUBSIDIARIES ACQUIRING SECURITIES BEING REPORTED ON
                BY THE PARENT HOLDING COMPANY OR CONTROL PERSON

Company                                                          Type of Company
-------                                                          ---------------
First State Investment Management (UK) Limited                   IA